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                                                                    EXHIBIT 10.5

                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT (this "AGREEMENT") dated December 20, 2002 from HALSEY DRUG CO., INC., a New York corporation (the "PLEDGOR"), GALEN PARTNERS III, L.P., a Delaware limited partnership ("GALEN"), acting in its capacity as agent for the Purchasers, as hereinafter defined (the "AGENT" or the "PLEDGEE") for the benefit of the Purchasers.

                  WHEREAS, the Pledgor is entering into a Debenture Purchase Agreement dated as of December 20, 2002 (the "PURCHASE AGREEMENT") with various purchasers, including the Agent (collectively, the "PURCHASERS"); and

                  WHEREAS, it is a condition precedent to the effectiveness of the Purchase Agreement that the Pledgor shall have executed this Agreement and made the pledges referred to herein in favor of the Pledgee, for the ratable benefit of the Purchasers, as contemplated hereby.

                  NOW, THEREFORE, in consideration of the premises and to induce the Purchasers and the Pledgee to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:

                  1. Definitions. Unless the context otherwise requires, all terms used but not expressly defined herein shall have the meanings given to them in the Purchase Agreement, or, if they are not defined in the Purchase Agreement, but are defined in the New York Uniform Commercial Code (the "CODE"), they shall have the same meaning herein as in the Code.

                  2.       Pledge of the Pledged Stock; Power of Attorney.

                  (a) As security for the prompt payment and performance when due of the obligations owing by the Pledgor to the Purchasers under the Purchase Agreement, the Debentures, the other Transaction Documents (as defined in the Subordination Agreement) and under the agreements, documents and instruments delivered by the Pledgor pursuant thereto or in connection therewith (collectively, the "OBLIGATIONS"), the Pledgor hereby pledges to the Pledgee, for the ratable benefit of the Purchasers, and grants to the Pledgee, for the ratable benefit of the Purchasers, a lien on and security interest having priority over any and all other security interests (except as otherwise provided in the Subordination Agreement), in the following (collectively the "PLEDGED COLLATERAL"): (i) all of the issued and outstanding shares of common stock of Houba, Inc. ("HOUBA" or a "SUBSIDIARY") and Halsey Pharmaceuticals, Inc. ("HPI" or a "SUBSIDIARY" and together with Houba, the "SUBSIDIARIES") which shares are more particularly described on Schedule A attached hereto (the "PLEDGED STOCK"),
(ii) all additional shares of common stock at any time issued to the Pledgor by Houba or HPI, (iii) the certificates evidencing all Pledged Collateral, (iv) subject to Section 6 hereof, all dividends, cash, securities, investment property, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and such shares and securities and (v) all proceeds of any and all Pledged Collateral

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(including, without limitation, proceeds constituting any property of the types described above). The Pledgor shall deliver to the Pledgee original stock certificates for all of the Pledged Stock, each accompanied by an undated stock power executed in blank by the Pledgor.

                  (b) The Pledgee shall have no obligation with respect to the Pledged Collateral or any other property held or received by it hereunder except to use reasonable care in the custody thereof. The Pledgee may hold the Pledged Collateral in the form in which it is received by it.

                  (c) The Pledgor, to the fullest extent permitted by law, hereby constitutes and irrevocably appoints the Pledgee (and any officer or agent of the Pledgee, with full power of substitution and revocation) as the Pledgor's true and lawful attorney-in-fact, in the Pledgor's stead and in the name of the Pledgor or in the name of the Pledgee, to transfer, upon the occurrence and during the continuance of an Event of Default or at any time the Pledgee, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, reasonably believes, and has so notified the Pledgor in writing, that, in connection with the Purchase Agreement and the agreements, documents and instruments delivered by the Pledgor pursuant thereto or in connection therewith, fraud has occurred with respect to the Pledgor or any other Person (for the purposes of this Agreement, the term "Person" means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, controlling, controlled by, or under common control with the Pledgor which has a material adverse effect on the operations or condition (financial or otherwise) of the Pledgor and its subsidiaries, taken as a whole (a "FRAUD"), the Pledged Collateral on the books of Houba and HPI, as applicable, in whole or in part, to the name of the Pledgee or such other Person or Persons as the Pledgee may designate and, upon the occurrence and during the continuance of an Event of Default or at any time the Pledgee, based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable credit judgment, reasonably believes, and has so notified the Pledgor in writing, that Fraud has occurred, to take all such other and further actions as the Pledgor could have taken with respect to the Pledged Collateral which the Pledgee in its reasonable judgment determines to be necessary or appropriate to accomplish the purposes of this Agreement.

                  (d) The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Pledgee's interests in the Pledged Collateral and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full of the Obligations, and, shall not be terminated prior thereto or affected by any act of the Pledgor or other Persons or by operation of law. The foregoing power of attorney, being coupled with an interest, is irrevocable so long as any Obligation remains outstanding.

                  (e) Except to the extent that the Pledgee releases its pledge of any of the Pledged Collateral, each Person who shall be a transferee of the beneficial ownership of any of the Pledged Collateral shall be deemed to have irrevocably appointed the Pledgee, with full power of substitution and revocation, as such Person's true and lawful attorney-in-fact in such Person's name and otherwise to do any and all acts herein permitted and to exercise any and all powers herein conferred; provided, however, no Person shall exercise any such power of attorney unless an Event of Default shall have occurred and be continuing or from and after such time as such Person has notified the Pledgor in

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writing that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, such Person reasonably believes that Fraud has occurred.

                  3.       Rights of the Pledgor; Voting.

                  (a) During the term of this Agreement and subject to the Subordination Agreement, and so long as the Pledgor has not received a Voting Notice (as defined below) from the Pledgee following (i) the occurrence and during the continuance of an Event of Default or (ii) from and after such time as the Pledgee determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, the Pledgor shall have the right to vote any of the Pledged Collateral in all corporate matters except those which would contravene this Agreement, the Purchase Agreement or any of the agreements, documents and instruments delivered by the Pledgor and each Subsidiary pursuant thereto unless the Pledgee consents in writing thereto.

                  (b) Subject to the Subordination Agreement, upon the occurrence and during the continuance of an Event of Default or from and after such time as the Pledgee has notified the Pledgor in writing that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, Pledgee reasonably believes that Fraud has occurred, the Pledgor shall give the Pledgee at least fifteen (15) days' prior notice of (i) any meeting of stockholders of any of the Subsidiaries or any meeting of directors of any of the Subsidiaries convened for any purpose and
(ii) any written consent which the Pledgor proposes to execute as the stockholder of any of the Subsidiaries or which any of the representatives of the Pledgor proposes to execute as a director of any of the Subsidiaries. Subject to the Subordination Agreement, during the continuance of an Event of Default and from and after such time as the Pledgee determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, the Pledgor hereby authorizes the Pledgee to send its agents and representatives to any such meeting of shareholders or directors of any of the Subsidiaries that the Pledgee wishes to attend, and agrees to take such steps as may be necessary to confirm and effectuate such authority, including, without limitation, causing such Subsidiary to give reasonable prior written notice to the Pledgee of the time and place of any such meeting and the principal actions to be taken thereat.

                  (c) Notwithstanding the occurrence of an Event of Default or the determination by the Pledgee that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, and subject to the Subordination Agreement, the Pledgor may continue to exercise the voting rights of the Pledgor as herein described (and subject to the limitations herein) except to the extent that the Pledgee elects to exercise voting power (as determined by it in its sole discretion) by providing written notice to the Pledgor at any time during the continuance of an Event of Default or from and after such time as the Pledgee has determined that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred (a "VOTING NOTICE"), whereupon the Pledgee shall have the exclusive right during the continuance of an Event of Default and after the Pledgee's determination of Fraud to exercise such rights to the extent specified in such Voting Notice, and the Pledgor shall take all such steps as may be necessary to effectuate such rights until the Pledgee notifies the Pledgor

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in writing of the release of such rights. Once any such Event of Default has been cured or waived and such cure or waiver is confirmed by the Pledgee to the Pledgor in writing, any relevant Voting Notice shall be deemed to be rescinded.

                  4. No Restrictions on Transfer. The Pledgor warrants and represents that except as provided pursuant to (a) that certain Stock Pledge Agreement dated March 10, 1998 between the Company and the investors in the March 1998 Debentures, (b) that certain Stock Pledge Agreement dated May 26, 1999 between the Company and the investors in the May 1999 Debentures and (c) that certain Stock Pledge Agreement by and between the Company and Watson, dated as of March 29, 2000, there are no restrictions on the transfer of the Pledged Stock except for such restrictions imposed by operation of law, that there are no options, warrants or rights pertaining thereto, and that the Pledgor has the right to transfer the Pledged Stock free of any encumbrances and without the consent of the creditors of the Pledgor or the consent of any of the Subsidiaries or any other Person or any governmental agency whatsoever.

                  5. No Transfer or Liens; Additional Securities. The Pledgor agrees that it will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or with respect to, any of the Pledged Collateral during the term of this Agreement, except to or in favor of the Pledgee, or as agreed to in writing advance by the Pledgee in accordance with the terms of the Purchase Agreement and the Subordination Agreement. The Pledgor shall not cause, suffer or permit any Subsidiary to issue any common or preferred stock, or any other equity security or any other instruments convertible into equity securities, to any Person, unless the Pledgee otherwise consents in writing (which consent may be withheld in the Pledgee's reasonable credit judgment).

                  6. Adjustments of Capital Stock; Payment and Application of Dividends. Subject to the Subordination Agreement and the Debentureholders Agreement, in the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any Subsidiary or if any other or additional shares of stock of any Subsidiary are issued to the Pledgor, all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by the Pledgor to the Pledgee and shall be deemed to be part of the "Pledged Collateral" under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder. Subject to the Subordination Agreement and the Debentureholders Agreement, upon the occurrence and during the continuance of an Event of Default and from and after such time as the Pledgee determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, all cash dividends received by or payable to the Pledgor in respect of the Pledged Collateral, including any additional shares of stock or Investment Property received by the Pledgor as a result of the Pledgor's record ownership of the Pledged Stock, shall immediately be delivered by the Pledgor to the Pledgee, to be held by the Pledgee as Pledged Collateral hereunder or to be applied by the Pledgee against the Obligations. Upon the occurrence and during the continuance of an Event of Default or from and after such time as the Pledgee determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, the Pledgor will not demand and will not be entitled to receive, any cash dividends or other income, interest or property in or with respect to the Pledged Collateral, and if the

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Pledgor receives any of the same, the Pledgor shall immediately deliver it to the Pledgee to be held by it and applied as provided in the preceding sentence.

                  7. Warrants and Options. In the event that during the term of this Agreement subscription warrants or other rights or options shall be issued to the Pledgor in connection with the Pledged Collateral, all such stock warrants, rights and options shall forthwith be assigned to the Pledgee by the Pledgor, and said stock warrants, rights and options shall be, and, if exercised by the Pledgor, all new stock issued pursuant thereto shall be, pledged by the Pledgor to the Pledgee to be held as, and shall be deemed to be part of, the Pledged Collateral under the terms of this Agreement in the same manner as the shares of capital stock originally pledged hereunder.

                  8. Return of Pledged Collateral Upon Termination. Upon the Security Interest Termination Date and the termination of the Purchase Agreement, the Pledgee shall cause to be transferred or returned to the Pledgor all of the stock pledged by the Pledgor herein and any money, property and rights received by the Pledgee pursuant hereto, to the extent the Pledgee has not taken, sold or otherwise realized upon the same as permitted hereunder, together with all other documents reasonably required by the Pledgor to evidence termination of the pledge contemplated hereby.

                  9.       Events of Default; Remedies.

                  (a) Upon the occurrence and during the continuance of any Event of Default and from and after such time as the Pledgee determines that based on all the facts and circumstances then existing, and in the exercise of its commercially reasonable judgment, the Pledgee reasonably believes that Fraud has occurred, subject to the Subordination Agreement, the Pledgee shall have and at any time may exercise with respect to the Pledged Collateral, the proceeds thereof, and any other property or money held by the Pledgee hereunder, all rights and remedies available to it under law, including, without limitation, those given, allowed or permitted to a secured party by or under the Code, and all rights and remedies provided for herein and in the Purchase Agreement.

                  (b) Without limiting the foregoing, in the event that the Pledgee elects to sell the Pledged Stock (such term including, for purposes of this Section 9, the Pledged Stock and all other shares of stock or securities at any time forming part of the Pledged Collateral), the Pledgee shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and deliver the whole or any part of the Pledged Stock or any additions thereto at a private or public sale for cash, on credit or for future delivery and at such price as the Pledgee deems to be satisfactory. Notice of any public sale shall be sufficient if it describes the Pledged Collateral to be sold in general terms, and is published at least once in The New York Times not less than ten (10) days prior to the date of sale. If The New York Times is not then being published, publication may be made in lieu thereof in any newspaper then being circulated in the City of New York, New York, as the Pledgee may elect. All requirements of reasonable notice under this Section 9 shall be met if such notice is mailed, postage prepaid at least ten (10) days before the time of such sale or disposition, to the Pledgor at its address set forth in Section 16 hereof or such other address as the Pledgor may have, in writing, provided to the Pledgee. The Pledgee may, if it deems it reasonable, postpone or adjourn any sale of any collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

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                  (c)      Because federal and state securities laws may
restrict the methods of disposition of the Pledged Stock which are readily available to the Pledgee, and specifically because a public sale thereof may be impossible or impracticable by reason of certain restrictions under the Securities Act of 1933, as amended, or under applicable Blue Sky or other state securities laws as now or hereafter in effect, the Pledgor agrees that the Pledgee may from time to time attempt to sell the Pledged Stock by means of a private placement restricting the offering or sale to a limited number of prospective purchasers who meet suitability standards the Pledgee deems appropriate and who agree that they are purchasing for their own accounts for investment and not with a view to distribution, and the Pledgee's acceptance of the highest offer obtained therefrom shall be deemed to be a commercially reasonable disposition of the Pledged Stock. To the extent permitted by law, the Pledgee or its assigns may purchase all or any part of the Pledged Stock and any purchaser thereof shall thereafter hold the same absolutely free from any right or claim of any kind. To the fullest extent permitted by law, the Pledgee shall not be obligated to make any such sale pursuant to notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for the sale, and such sale may be held at any time or place to which the same may be adjourned. If any of the Pledged Stock is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for same and, in such event, the Pledgee may resell such Pledged Stock and the Pledgor shall continue to be liable to the Pledgee for the full amount of the Obligations to the extent the Pledgee does not receive full and final payment in cash therefor.

                  (d) Except as otherwise provided in the Purchase Agreement or by applicable law, the Pledgee shall have the sole right to determine the order in which Obligations shall be deemed discharged by the application of the proceeds of Pledged Stock or any other property or money held hereunder or any amount realized thereon.

                  10. Certain Representations and Warranties. The Pledgor represents and warrants to the Pledgee that:

                  (a) All shares of Pledged Stock are fully paid, duly and properly issued, nonassessable and owned by the Pledgor free and clear of any lien or encumbrance of any kind whatsoever, excepting those herein granted to the Pledgee and those granted to the investors in the March 1998 Debentures, the May 1999 Debentures and Watson. The Pledged Stock constitutes all of the outstanding securities of any class or kind of all of the Subsidiaries.

                  (b) Except in the case of the liens granted to the investors in the March 1998 Debentures, May 1999 Debentures and Watson, no effective financing statement or other instrument similar in effect covering all or any part of the Pledged Collateral is on file in any recording office.

                  (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first-priority security interest, in accordance with and subject to the Subordination Agreement, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest having been duly made or taken.

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                  (d)      No authorization, approval or other action by, and no
         notice to or filing with, any governmental authority or regulatory body is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement, the grant by the Pledgor of the assignment or security interest granted hereby or the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection of or exercise by the Pledgee of its rights and remedies provided for in this Agreement, or (iii) the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a judicial foreclosure, if applicable, or the disposition of the Pledged Stock by laws affecting the offering and sale of securities generally).

                  (e) The Pledgor has full right, power and authority to enter into this Agreement and to grant the security interest in the Pledged Collateral made hereby, and this Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as the enforceability thereof may be (i) limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (f) The execution, delivery and performance by the Company of this Agreement will not result in any violation, conflict with, or result in a breach of any of the terms of, or constitute a default under, any agreements, contracts, court orders or consent decrees, the Certificates of Incorporation or the By-laws, as amended, of the Company.

                  11.      Indemnity and Expenses.

                  (a) The Pledgor agrees to and hereby indemnifies the Pledgee and each of the Purchasers from and against any and all claims, actions, damages, losses, liabilities and expenses arising out of, or in connection with, or resulting from this Agreement (including, without limitation, enforcement of this Agreement) unless resulting from or arising out of the gross negligence or willful misconduct of the Pledgee or such Purchaser.

                  (b) The Pledgor agrees promptly upon the Pledgee's or such Purchaser's demand to pay or reimburse the Pledgee or such Purchaser for all reasonable expenses (including, without limitation, reasonable fees and disbursements of counsel) incurred by the Pledgee or such Purchaser in connection with (i) any modification or amendment to or waiver of any provision of this Agreement requested by the Pledgor, (ii) the custody or preservation of the Pledged Collateral, (iii) any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral or any other property or money held hereunder or any other action taken by the Pledgee or such Purchaser hereunder reasonably necessary to enforce its rights, whether directly or as attorney-in-fact pursuant to the power of attorney herein conferred, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. All such expenses shall be deemed a part of the Obligations for all purposes of this Agreement and the Pledgee may apply the Pledged Collateral or any other property or money held hereunder to payment of or reimbursement for such expenses after notice and demand to the Pledgor.

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                  12.      Pledgee May Perform. If the Pledgor fails to perform
any representation, warranty, covenant or agreement required to be performed by it contained herein, the Pledgee may, but shall not be obligated to, perform, or cause performance of, such representation, warranty, covenant or agreement, and the out-of-pocket expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor.

                  13. Waivers and Amendment. The rights and remedies given hereby are in addition to all others however arising, but it is not intended that any right or remedy be exercised in any jurisdiction in which such exercise would be prohibited by law. No action, failure to act or knowledge of the Pledgee shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other power, right or remedy. Any right or power of the Pledgee hereunder in respect of the Pledged Collateral and any other property or money held hereunder may at the option of the Pledgee be exercised as to all or any part of the same and the term the "Pledged Collateral" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) "the Pledged Collateral and any other property or money held hereunder or any part thereof." This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the Pledgee.

                  14. Continuing Security Interest; Assignments of Secured Debt. This Agreement shall create a continuing security interest having priority over any and all security interests (except as otherwise provided in the Subordination Agreement) in the Pledged Collateral and shall (a) remain in full force and effect until the Security Interest Termination Date, (b) be binding upon the Pledgor, and the Pledgor's successors and assigns, and upon each of the Subsidiaries, and their successors and assigns, and (c) inure, together with the rights and remedies of the Pledgee and the Purchasers hereunder, to the benefit of the Pledgee, its successors and permitted assigns. Without limiting the generality of the foregoing clause (c), the Pledgee may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other person or entity, to the extent and in the manner provided in the Purchase Agreement and the Subordination Agreement and such other person or entity shall thereupon become vested with all the benefits in respect hereof granted to the Pledgee herein; the Pledgee shall, however, retain all of its rights and powers with respect to any part of the Pledged Collateral not transferred. Any agent or nominee of the Pledgee shall have the benefit of this Agreement as if named herein and may exercise all the rights and powers given to the Pledgee hereunder.

                  15.      Governing Law; Suits.

                  (a) This Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New York wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or United States Federal court sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising our of or relating to this Agreement or any of the other Transaction Documents

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to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such United States Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

                  (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or in relation to this Agreement or any other Transaction Document to which it is a party in any such New York State or United States Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  16. Notices. All notices hereunder shall be in writing (except only as otherwise provided in Section 13) and shall be conclusively deemed to have been received and shall be effective (a) on the day on which delivered if delivered personally (including delivery by courier or overnight mail providing evidence of delivery), or transmitted by telex or telegram or telecopier with transmission confirmed, or (b) five (5) days after the date on which the same is deposited in the United States mail (certified or registered if required under Section 15), with postage prepaid and properly addressed, and any notice mailed shall be addressed:

                           (a)      in the case of the Pledgor, to:

                                    Halsey Drug Co., Inc.
                                    695 N. Perryville Road
                                    Rockford, Illinois 61107
                                    Telecopier No.: (815) 399-9710

                                    with copies to:

                                    St. John & Wayne
                                    2 Penn Plaza East
                                    Newark, New Jersey 07105
                                    Attention:  John P. Reilly, Esq.
                                    Telephone No.:   (973) 491-3600
                                    Telecopier No.:  (973) 491-3555

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                           (b)      in the case of the Pledgee, to:

                                    Galen Partners III, L.P.
                                    610 Fifth Avenue, Fifth Floor
                                    New York, NY 10020
                                    Telecopier No.: (212) 218-4999
                                    Attention: Bruce F. Wesson

                                    with a copies to:

                                    Care Capital LLC
                                    47 Hulfish Street, Suite 310
                                    Princeton, New Jersey 08542
                                    Attn:  David Ramsey
                                    Telephone No.:  (    ) ___- ____

                                    Wolf, Block, Schorr & Solis-Cohen
                                    250 Park Avenue
                                    New York, NY 10177
                                    Attention: George N. Abrahams, Esq.
                                    Telephone No.:  (212) 986-1116
                                    Telecopier No.: (212) 986-0604

or at such other address as the party giving such notice shall have been advised of in writing for such purpose by the party to whom or to which the same is directed.

                  17.      Severability: Entire Agreement.

                  (a) If any provision of this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality or enforceability of any such provision in any other jurisdiction shall not be affected or impaired, and to the extent any provision is held invalid, illegal or unenforceable, then such provision shall be deemed severable from, and shall in no way affect the validity or enforceability of the remaining provisions of this Agreement.

                  (b) This Agreement and the Subordination Agreement constitute the entire agreement of the Pledgor and replaces any other or prior agreements or undertakings, with respect to the subject matter hereof, and there are no other agreements or undertakings, oral or written, respecting such subject matter which are intended to have any force or effect after the execution hereof.

                  (c) Notwithstanding anything to the contrary contained herein, the rights and remedies of the Pledgee, and the obligations of the Pledgor, under this Stock Pledge Agreement are subject to the Subordination Agreement, as it may be amended, supplemented or otherwise modified from time to time.

                  18. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Pledgee and their respective successors and permitted assigns. Section headings used herein are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                  19. Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

                  20. Further Assurances. Pledgor and the Pledgee shall execute, in a proper and timely manner, at or after the date hereof, such additional documents and instruments as may be reasonably requested by the other parties in connection with the consummation or confirmation of the transactions contemplated by this Agreement.

                  21. No Assignment. This Agreement may not be assigned by the Pledgor without the prior express written consent of the Pledgee.

                  22. WAIVERS OF JURY TRIAL AND CONSEQUENTIAL DAMAGES. THE PLEDGOR AND, BY ITS ACCEPTANCE HEREOF, THE PLEDGEE HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  NEITHER THE PLEDGOR OR THE PLEDGEE, NOR ANY EMPLOYEE AGENT OR ATTORNEY OF EITHER OF THEM, SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THIS AGREEMENT OR THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, EXCEPT FOR BAD FAITH.

                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                                        HALSEY DRUG CO., INC.

                                        By:_____________________________________
                                        Name:   Michael Reicher
                                        Title:  Chief Executive Officer

Accepted and Agreed to
on December 20, 2002

GALEN PARTNERS III, L.P.
on behalf of itself and as Agent
By: Claudius, L.L.C., General Partner

By:______________________
   Name:
   Title:

                                   SCHEDULE A

                            Designation and Number of
                    shares of capital stock owned by Pledgor

==============================================================================================
                                 Certificate                                       Number of
        Issuer                       No.                 Designation                Shares
        ------                   -----------             -----------                ------
----------------------------------------------------------------------------------------------
Houba, Inc.                          1           Common Stock, $.01 par value        100
----------------------------------------------------------------------------------------------

Halsey Pharmaceuticals, Inc.         1           Common Stock, $.01 par value        100
==============================================================================================